UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2008

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

In early February 2008, Sea Containers Ltd. and its affiliated debtors (“SCL” or the “Company”) entered into a settlement agreement with the Official Committee of Unsecured Creditors for Sea Containers Services Ltd., the trustees for the Sea Containers 1983 Pension Scheme (the “1983 Pension Scheme Trustees”) and the trustees for the Sea Containers 1990 Pension Scheme (the “1990 Pension Scheme Trustees”) under which all of the issues raised by, and related to, those certain proofs of claim filed by the 1983 Pension Scheme Trustees and the 1990 Pension Scheme Trustees against the Company are resolved fully and completely (the “Pension Schemes Settlement Agreement”).  The Pension Schemes Settlement Agreement is subject to, among other things, approval by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and entry into a definitive agreement.  On February 18, 2008, SCL filed a motion with the Bankruptcy Court to approve the Pension Schemes Settlement Agreement.  The Official Committee of Unsecured Creditors for SCL contested the settlement and on May 28 and 29 and June 6, 2008, the Bankruptcy Court held a contested hearing with respect to the Pension Schemes Settlement Agreement.  On September 19, 2008, the Bankruptcy Court issued an opinion approving the Pension Schemes Settlement Agreement in all respects.  A copy of the Pension Schemes Settlement Agreement and the Bankruptcy Court’s order and related memorandum approving the Pension Schemes Settlement Agreement are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure

On September 22, 2008, SCL filed with the Bankruptcy Court the Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code (as amended and with the exhibits thereto, the “Plan”) and a related amended Disclosure Statement (as amended and with the exhibits thereto, the “Disclosure Statement”).  The Plan and Disclosure Statement amended versions of the Plan and Disclosure Statement previously filed with the Bankruptcy Court on July 31, 2008 and September 16, 2008.  Copies of the Plan and Disclosure Statement as approved by the Bankruptcy Court at the hearing to approve the Disclosure Statement are attached hereto as Exhibits 99.4 and 99.5, respectively.  It should be noted that the Plan does not provide a recovery for existing holders of the Company’s common stock, which common stock will remain outstanding until the dissolution of Reorganized SCL under Bermuda law.  Copies of the Plan and Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.bmcgroup.com/scl.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

On October 2, 2008, SCL filed with the Supreme Court of Bermuda (the “Bermuda Court”) its Scheme of Arrangement Pursuant to Section 99 of the Companies Act 1981 of Bermuda Between Sea Containers Limited and its Scheme Creditors (the “Scheme of Arrangement”) and a related explanatory statement (with the exhibits thereto, the “Explanatory Statement”).  Copies of the Scheme of Arrangement and Explanatory Statement as filed with the Bermuda Court are attached hereto as Exhibit 99.6 and incorporated herein by reference.  Copies of the Scheme of Arrangement and the Explanatory Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.bmcgroup.com/scl.

The Company recommends that its stakeholders refer to the limitations and qualifications included in the Plan, Disclosure Statement, Scheme of Arrangement and Explanatory Statement, as applicable, with respect to the information contained therein.  Information contained in the Plan, Disclosure Statement, Scheme of Arrangement and Explanatory Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties, or otherwise.

Item 8.01               Other Events

On September 22, 2008, the Bankruptcy Court approved the Disclosure Statement and authorized SCL to begin soliciting votes on the Plan.  SCL’s confirmation hearing, at which the Bankruptcy Court will consider approval of the Plan, has been scheduled for November 24, 2008 at 10:00 a.m.

As noted above, and as a result of the Bankruptcy Court’s approval of the Disclosure Statement, SCL will shortly begin the process of soliciting votes for the Plan from eligible claim holders (and soliciting proxies in favor of the Scheme of Arrangement from certain creditors of SCL).  This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan or the Scheme of Arrangement.  The Plan and the Scheme of Arrangement will become effective only if they receive the requisite stakeholder approval and are confirmed by the Bankruptcy Court or the Bermuda Court, respectively.

Limitation on Incorporation by Reference

The Plan, Disclosure Statement, Scheme of Arrangement and Explanatory Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by SCL may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance.  Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:  (i) the ability of the Company to continue as a going concern; (ii) the ability of the Company to operate subject to the terms of the debtor in possession financing; (iii) the Company’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code (collectively, the “Chapter 11 Cases”) prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm, and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) the Company’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (ix) the ability of the Company to execute its business plans and strategy; (x) the ability of the Company to attract, motivate and/or retain key executives and associates; and (xi) increased competition in the container leasing industry.  SCL undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities.  Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies.  A plan or plans of reorganization could result in holders of SCL’s common stock or other equity interests and claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims.  Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan.  In light of the foregoing, the Company considers the value of the common stock and claims to be highly speculative and cautions equity holders that the stock and creditors that the claims may ultimately be determined to have no value.  Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in SCL’s common stock or other equity interest or any claims relating to prepetition liabilities.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Notice of Filing of Exhibit to Debtors’ Motion for Order Approving Settlement Regarding Pension Claims dated May 23, 2008

99.2	Order dated September 19, 2008

99.3	Memorandum dated September 19, 2008

99.4	Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code (without exhibits)

99.5	Disclosure Statement for Debtors’ Second Amended Joint Plan Pursuant to Chapter 11 of the United States Bankruptcy Code (without exhibits)

99.6	Scheme of Arrangement Pursuant to Section 99 of the Companies Act 1981 of Bermuda Between Sea Containers Limited and its Scheme Creditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEA CONTAINERS LTD.

Date: October 3, 2008

BY:	/s/ Laura Barlow
Laura Barlow
Chief Financial Officer and Chief Restructuring Officer